UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 15, 2005

DPAC TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

California	0-14843	33-0033759
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7321 Lincoln Way, Garden Grove, California   92841

(Address of principal executive offices) (Zip Code)

714-898-0007

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.05  Costs Associated with Exit or Disposal Activities.

On July 15, 2005, the Registrant terminated the employment of six employees in various staff related positions.  The employee terminations were part of an overall effort to reduce the Registrant’s operating costs.  None of the terminated employees were executive officers of the Registrant.

The terminations resulted in a charge to earnings for severance costs of approximately $74,000, all of which was paid in cash at the termination date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPAC Technologies Corp.
(Registrant)

Date	July 18, 2005
/s/ Creighton K. Early
(Signature)

Creighton K. Early, Chief Executive Officer
(Name and Title)